UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRIME GLOBAL CAPITAL GROUP INCORPORATED
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRIME GLOBAL CAPITAL GROUP INCORPORATED

E-5-2, Megan Avenue 1, Block E, Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Prime Global Capital Group Incorporated will be held at Dewan Berjaya, Bukit Kiara Equestrian & Country Resort, Jalan Bukit Kiara, Off Jalan Damansara, 60000 Kuala Lumpur, Malaysia, on May 20, 2014, at 9:00 a.m., Malaysia Standard Time (GMT +8), for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect a Board of Directors to hold office until the next Annual Meeting of the Shareholders or until their successors are elected;
2.	To ratify the appointment of B F Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending October 31, 2014; and
3.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting is March 21, 2014. Accordingly, only stockholders of record as of that date will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

Your vote is very important to us. Regardless of whether you expect to attend the meeting, please act promptly to vote your shares. You may vote your shares by telephone, over the Internet or by attending the annual meeting and voting your shares in person. You may also grant your proxy to vote by telephone, over the Internet or by returning a signed, dated and marked proxy card that you received. If you are present at the meeting and hold shares in your name, you may vote in person even if you have previously submitted your proxy by telephone, over the Internet or by mail. If your shares are held in street name with your broker or by a nominee and you wish to vote in person at the meeting, you will need to obtain a legal proxy from the institution that holds your shares and provide that legal proxy at the meeting.

By Order of the Board of Directors

Sek Fong Wong, Secretary

April 9, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2014

The Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013 are available at www.sec.gov.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

OF

PRIME GLOBAL CAPITAL GROUP INCORPORATED

Approximate date of mailing — April 9, 2014

Date, Time and Place of Annual Meeting

The annual meeting of stockholders of Prime Global Capital Group Incorporated, or “we”, “us” or the “Company,” is scheduled to be held as follows:

Date:	Tuesday, May 20, 2014
Time:	9:00 a.m., Malaysia Standard Time (GMT +8)
Place:	Dewan Berjaya, Bukit Kiara Equestrian & Country Resort
Jalan Bukit Kiara, Off Jalan Damansara
60000 Kuala Lumpur, Malaysia

Proposals to be Considered at the Annual Meeting

At the annual meeting, you will be asked to consider and vote on the following proposals:

•	To elect a Board of Directors to hold office until the next Annual Meeting of the Shareholders or until their successors are elected;
•	To ratify the appointment of B F Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending October 31, 2014; and
•	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

In the event that a quorum is not present at the annual meeting, you may also be asked to vote upon a proposal to adjourn or postpone the annual meeting to solicit additional proxies.

Record Date

Our Board of Directors has fixed the close of business on March 21, 2014 as the record date for the annual meeting and only holders of record of our common stock on the record date are entitled to vote at the annual meeting. On the record date, there were outstanding 512,682,393 shares of our common stock.

Voting Rights and Quorum

Each share of our common stock is entitled to one vote. The presence in person or representation by proxy of holders of a majority of the shares of our common stock issued and outstanding as of the close of business on March 21, 2014, will constitute a quorum at the annual meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for the transaction of all business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event that a quorum is not present at the annual meeting, it is expected that the annual meeting will be adjourned or postponed to solicit additional proxies.

Vote Required

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have no effect. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal. Under Nevada law, a broker non-vote will have no effect on the outcome of the matters presented for a stockholder vote.

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If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. In accordance with the rules of the New York Stock Exchange (the “NYSE”), a brokerage firm may give a proxy to vote its customer’s stock without customer instructions if the brokerage firm (i) transmitted proxy materials to the beneficial owner of the stock, (ii) did not receive voting instructions by the date specified in the statement accompanying the proxy materials and (iii) has no knowledge of any contest with respect to the actions to be taken at the stockholders’ meeting and such actions are adequately disclosed to stockholders. In addition, under new NYSE rules, brokerage firms may not vote their customers’ stock without instructions from the customer if the vote concerns the election of directors, a matter relating to executive compensation, an authorization for a merger, consolidation or any matter that could substantially affect the rights or privileges of the stock.

Voting and Revocation of Proxies

After carefully reading and considering the information contained in this proxy statement, you may attend the annual meeting and vote your shares in person, by telephone or over the Internet. You may also grant your proxy to vote by returning a signed, dated and marked proxy card, by telephone or over the Internet.

Unless you specify to the contrary, all of your shares represented by valid proxies will be voted

•	“FOR” all director nominees; and
•	“FOR” the appointment of B F Borgers CPA PC as our independent registered public accounting firm.

The persons you name as proxies may propose and vote for one or more adjournments or postponements of the annual meeting, including adjournments or postponements to permit further solicitations of proxies. Such proxy holders may also vote in its discretion on any other matters that properly come before the annual meeting.

Until exercised at the annual meeting, you can revoke your proxy and change your vote in any of the following ways:

•	by delivering written notification to us at our principal executive offices at E-5-2, Megan Avenue 1, Block E, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia, Attention: Corporate Secretary;
•	by changing your vote or revoking your proxy by telephone or over the Internet;
•	if you hold shares in your name, by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);
•	if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions; or
•	if you hold shares in street name with your broker or by a nominee, by obtaining a legal proxy from the institution that holds your shares, attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

If you decide to vote by completing, signing, dating and returning a proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy.

Solicitation of Proxies

The accompanying proxy is being solicited by our Board of Directors, and we will pay for the entire cost of the solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding the solicitation material to the beneficial owners of our common stock held of record by those persons, and we may reimburse them for reasonable transaction and clerical expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or other means of communication by our officers and regular employees. These people will receive no additional compensation for these services, but will be reimbursed for any expenses incurred by them in connection with these services. We have engaged Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies. We will pay that firm approximately $13,252 for its services and reimburse its out-of-pocket expenses for such items as mailing, copying, phone calls, faxes and other related matters.

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Delivery of One Proxy Statement to A Single Household

We will deliver only one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future proxy statements and annual reports to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  Prime Global Capital Group Incorporated, E-5-2, Megan Avenue 1, Block E, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia, Attn: Secretary. The Secretary may also be reached by telephone at +603 2162 0773; facsimile at +603 2161 0770.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 21, 2014, as to the beneficial ownership of our common stock, in each case, by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each executive officer; (iii) each individual named in the Summary Compensation Table; (iv) each of our directors and nominees; and (v) all of our current executive officers and directors as a group.

Name of Beneficial Owner	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock
Weng Kung Wong (1)	54,811,085	10.69%
Liong Tat Teh (1)	36,870	*	%
Sek Fong Wong (1)	18,435	*	%
Dato’ Amiruddin Bin Che Embi (1)	0	*
Peijin W. Harrison (1)	0
Ham Poh Chai (1)	0
All executive officers and directors as a group (six persons)	54,866,390	10.7%

* Less than 1%.

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Prime Global Capital Group Incorporated, E-5-2, Megan Avenue 1, Block E, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia.
(2)	Applicable percentage ownership is based on 512,682,393 shares of common stock outstanding as of March 21, 2014, together with securities exercisable or convertible into shares of common stock within 60 days of March 21, 2014. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of March 21, 2014 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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DIRECTORS, OFFICERS, NOMINEES AND CONTROL PERSONS

Set forth below are the present directors and executive officers and director nominees of the Company. There are no arrangements or understandings between any of the directors, director nominees, officers and other persons pursuant to which such person was selected as a director or an officer.  Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified.  Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position
Weng Kung Wong	41	Chief Executive Officer and Director
Liong Tat Teh	54	Chief Financial Officer and Director
Sek Fong Wong	35	Secretary
Amiruddin Bin Che Embi	67	Director
Peijin W. Harrison	56	Director
Ham Poh Chai	33	Director

Weng Kung Wong, age 41, our Chief Executive Officer and Director since November 15, 2010, founded Mobile Wallet Sdn. Bhd., MWSB, one of the first Malaysian m-commerce companies, in 2004 and currently serves as its Executive Director and Chief Executive Officer. Prior to founding MWSB, Mr. Wong served as an Agency Unit Manager of MAA Insurance from April, 2001 to November, 2003. From January, 2000 to April, 2001, he was the Marketing Director of Spider Holding Sdn. Bhd., an herb products distribution company. Mr. Wong began his professional career in 1995 with Forever Living Products, a health products multilevel marketing company, where he spent four years in positions of accelerating responsibility in the areas of business development and marketing. Mr. Wong obtained a bachelor’s degree in Management Information Systems from the National Central University of Taiwan in 1995. As our Chief Executive Officer, Mr. Wong brings to our Board of Directors knowledge of our operations and history, business leadership, corporate strategy and entrepreneurial expertise.

Liong Tat Teh, age 54, our Chief Financial Officer and Director since November 15, 2010, has more than 27 years of professional accounting and financial experience. Mr. Teh is currently the Financial Controller of MW Group, a now dormant company. Prior to joining MW Group in February, 2008, Mr. Teh served as the Financial Controller of Ikhmas Jaya Sdn. Bhd., a construction and civil engineering company, from February, 1995 to January, 2008. From June, 1993 to February, 1995, Mr. Teh was a Group Accountant of Mitrajaya Holding Bhd., a construction engineering company. Prior to joining Mitrajaya Holding Bhd., Mr. Teh was a Finance Manager for Vorwerk (M) Sdn. Bhd., a Malaysian subsidiary of Vorwerk International based in Germany, a distributor of household appliances, from December, 1992 to June, 1993. From March, 1989 to December, 1992, Mr. Teh worked as Accountant at Tasima Footwear Sdn Bhd. Mr. Teh graduated from Kolej Tunku Abdul Rahman Malaysia in 1983 with a Diploma in Cost and Management Accounting, and attained a fellowship at the Chartered Institute of Management Accountants of United Kingdom. Mr. Teh has been a Chartered Accountant registered with Malaysian Institute of Accountants since 1995. Mr. Teh brings to the Board of Directors business leadership, corporate strategy, accounting and financial expertise.

Sek Fong Wong, age 35, joined us as our Secretary on November 15, 2010. She served on our Board of Directors from November 15, 2010 to April 12, 2012. She is also the Assistant Administration Manager of MWPAY Sdn. Bhd., the marketing and distribution arm of Mobile Wallet Group. Prior to joining MWPAY, Ms. Wong served as the Personal Assistant of Bioworld Resource Sdn. Bhd., a multilevel marketing arm of CEEBEE Groups of companies, promoting health food from September, 2005 to April, 2008. From August, 2000 to September, 2005, Ms. Wong was actively involved in Gerakan Belia Bersatu Malaysia (GBBM), a youth movement NGO. She is a Central Committee Member of GBBM and represents the country of Malaysia in various conferences and activities located in Malaysia and elsewhere. Miss Wong received a bachelor’s degree in Chemistry and Biology from Kolej Tunku Abdul Rahman Malaysia in 2000.

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Amiruddin Bin Che Embi, aged 67, joined our Board of Directors on April 12, 2012. He is the President of the Malaysian Rugby Union and Kedah Rugby Union and the Honorary Secretary of the Royal Kedah Club. Since December 2009, he has served on the board of directors of Etika Kawalan Sd. Bhd., a security solutions company. From 2005 to 2009, Mr. Embi served on the board of directors of Tahan Insurance Malaysia Berhad. Dato’ Amir led an illustrious career at the Royal Malaysian Police for 37 years before retiring in 2004. He has been recognized with numerous medals, honors and awards for his contributions to the state, including: Pingat Jasa Kebaktian (PJK) (1975); Pingat Cemerlang Kedah (PCK) (1976); Ahli Mangku Negara (AMN) (1978); Bintang Cemerlang Kedah (BCK) (1983); Pingat Kelakuan Terpilih (PKT) (1989); Pingat Setia Kelantan (PSK) (1997); Dato’ Setia Pangkuan Negeri (DSPN) (1998); Dato’ Setia DiRaja Kedah (DSDK) (2000); Pahlawan Setia Pasukan Polls (PSPP) (2001); Dato’ Pahlawan Tamin Sari (DPTS) (2002); and Darjah Gemilang Mahkota Kedah (2008). Dato’ Amir brings to the Board of Directors his deep insight, knowledge and experience in working with numerous governmental agencies and experience and service of serving on other boards.

Peijin Wu Harrison, aged 56, joined our Board of Directors on April 12, 2012. She is a partner and the International Services Group practice leader at Mellen, Smith & Pivoz, an accounting and advisory firm, where she advises Asian cross-border companies on U.S. accounting, auditing, and taxation matters. Ms. Harrison joined Mellen, Smith & Pivoz PLC in 1998 and became a partner in 2007. Ms. Harrison is a member of the Michigan Association of Certified Public Accountants, the American Institute of Certificate Public Accountants and the China General Chamber of Commerce USA - Detroit Auto Committee. Ms. Harrison brings to the Board of Directors accounting, auditing, finance, tax and international business experience.

Poh Chai Ham, 33, joined our Board of Directors on November 1, 2013. He is a partner at Leong & Co., and specializes in contract and banking law.  Poh Chai Ham joined Leong & Co. since December 2011. Prior to that time, Poh Chai Ham was in full time study for his law degree. Poh Chai Ham received his L.L.B. law degree (with honors) from Multimedia University, Ayer Keroh Melaka in 2011.  Upon graduation, Poh Chai Ham chambered with Leong & Co. Upon completion of his pupilage, Poh Chai Ham was admitted as an Advocate & Solicitor of the High Court of Malaya in 2013. Thereafter he became a partner in Leong & Co. Poh Chai Ham brings to the Board of Directors legal insight and expertise in contract and banking law.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

•	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or
•	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Certain Relationships And Related Transactions

Transactions With Weng Kung Wong, Wooi Khang Pua and Kok Wai Chai

As of October 31, 2013, we obtained from Weng Kung Wong, our Chief Executive Officer and director, several unsecured, interest-free advances which, together with prior advances, have an aggregate principal amount of RM 23,824,714, or approximately $7,604,126. The advances are repayable within the next twelve months. We repaid RM 1,055,622, or approximately $336,923 during fiscal year ended October 31, 2013.

As of October 31, 2013, we obtained from Wooi Khang Pua, UHT’s director, several unsecured, interest-free temporary advances made to the Company with the aggregate principal amount of $305,289. The advances are repayable within the next twelve months. We did not make any repayments during fiscal year ended October 31, 2013.

Weng Kung Wong and Kok Wai Chai, UHT’s director, have jointly and severally guaranteed the repayment of the loan made by Hong Leong Bank Berhad to PGCG Assets in the principal amount of RM 41,000,000 and the repayment of all financial commitments of PGCG Assets to such lender. This loan was obtained by PGCG Assets in connection with the acquisition of its fifteen story commercial building in Kuala Lumpur, Malaysia. The terms of this loan are more fully described in the Current Report on Form 8-K filed with the SEC on December 17, 2012.

Weng Kung Wong and Kok Wai Chai also have jointly and severally guaranteed the repayment of the loans made by RHB Bank Berhad to PGCG Assets in the principal amount of RM 9,840,000 in connection with the acquisition of its twelve story commercial building in Kuala Lumpur, Malaysia. The terms of this loan are more fully described in the Current Report on Form 8-K filed with the SEC on April 1, 2013.

Lease From Atomic Vision

On October 29, 2010, we leased from Atomic Vision Sdn. Bhd. approximately 1,400 square feet of office space at our headquarters located at 11-2, Jalan 26/70A, Desa Sri Hartamas, 50480 Kuala Lumpur, Malaysia at a monthly rate of MYR 2,500, which is approximately US$817 and is considered a market rate. By mutual agreement of the parties, this lease was terminated April 1, 2014.

On May 1, 2013, we leased an additional 1,400 square feet of office space located one floor below our headquarters at 11-1, Jalan 26/70A, Desa Sri Hartamas, 50480 Kuala Lumpur, Malaysia at a monthly rate of MYR 2,500, which is approximately US$817. By mutual agreement of the parties, this lease was terminated April 1, 2014.

Weng Kung Wong, our Chief Executive Officer and director, owns 50% of PGCG Properties Sdn. Bhd., which is the parent company of Atomic Vision Sdn. Bhd. and is adequately capitalized.

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Effective April 1, 2014, we moved our corporate headquarters to E-5-2, Megan Avenue 1, Block E, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia, which is owned by PGCG Assets Holdings Sdn. Bhd., our wholly owned subsidiary (“PGCG Assets”). We lease the premises from PGCG Assets at a monthly rate of RM 4,470 (or approximately US$1,370). Our lease agreement expires March 31, 2015, with a one-year option to renew.

Effective April 1, 2014, our subsidiary, PGCG Development Sdn. Bhd., leased from PGCG Assets certain office space located one floor below our corporate headquarters at E-4-2, Megan Avenue 1, Block E, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia, at a monthly rate of RM 4,470 (or approximately US$1,370). This lease expires March 31, 2015, with a one-year option to renew.

The foregoing descriptions of the Tenancy Agreements are qualified in their entirety by reference to such agreements, which are filed as Exhibits 1 and 2 to this proxy statement, respectively, and are incorporated herein by reference.

We have not adopted policies or procedures for approval of related person transactions but review them on a case-by-case basis. We believe that all related party transactions were on terms at least as favorable as we would have secured in arm’s-length transactions with third parties. Except as set forth above, we have not entered into any material transactions with any director, executive officer, and promoter, beneficial owner of five percent or more of our common stock, or family members of such persons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended October 31, 2013, and up to the date of this proxy statement, our officers, directors and greater than 10% percent beneficial owners timely filed all reports required by Section 16(a) of the Securities Exchange Act.

CORPORATE GOVERNANCE

Director Independence

We have adopted standards for director independence that correspond to NYSE listing standards and SEC rules. An “independent director” means a person who is not an officer or employee of the Company or its subsidiaries, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent, the Board must affirmatively determine that neither the director, nor any member of his or her immediate family, has had any direct or indirect material relationship with the Company within the previous three years. In addition, to be considered “independent” under SEC rules, each member of the Audit Committee may not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from us, other than compensation for his or her services as a director.

The Board considered relationships, transactions and/or arrangements with each of the directors and concluded that none of the non-employee directors, or any of his or her immediate family members, has any relationship with us that would impair his or her independence. The Board has determined that each member of the Board, other than Messrs. Wong and Teh, is an independent director under applicable NYSE listing standards and SEC rules. Messrs. Wong and Teh do not meet the independence standards because they are employees and executive officers of the Company.

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Board and Committee Meetings

During fiscal year 2013, our Board held 1 meeting and acted by written consent 5 times and our committees held 1 meeting. Our independent directors did not meet in executive sessions without the presence of any of our executive officers. Each director attended all meetings held during fiscal year 2013. No Director attended less than 75 percent of our Board or committee meetings of which they were members. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s significant business decisions through the review of documents and in numerous communications among Board members and others.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders. Three of our directors attended our 2013 Annual Stockholders Meeting. We expect a majority of our current directors to attend our 2014 Annual Stockholders Meeting, which is the third annual meeting of the stockholders to be held by the Company.

Committees of Our Board

The members of each of our Compensation, Audit, and Nominations and Corporate Governance committees are comprised of our three independent directors: Dato’ Amiruddin Bin Che Embi, Peijin W. Harrison and Poh Chai Ham. Dato’ Wira Amiruddin, Ms. Harrison and Poh Chai Ham were appointed to serve as the Chairman or Chairperson, as applicable, of the Compensation Committee, the Audit Committee and the Nominations and Corporate Governance Committee, respectively. Peijin W. Harrison serves as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. Copies of the charters for each of the Compensation, Audit and Nominations and Corporate Governance Committees are filed as Exhibits 3, 4 and 5, respectively, to this proxy statement.

Compensation Committee

Our Compensation Committee is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. The Compensation Committee annually reviews and approves for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. The Compensation Committee may award discretionary bonuses to each of the named executives, and reviews and approves the process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, the Compensation Committee reviews and approves the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers. For additional information regarding the operation of the Compensation Committee, see our discussion under the section entitled “Compensation Discussion and Analysis” of this proxy statement. The Compensation Committee held 1 meeting during 2013. The charter of the Compensation Committee is included as Exhibit 3 to this proxy statement.

Audit Committee

The Audit Committee reviews with our management, the internal auditors and the independent registered public accounting firm, the adequacy and effectiveness of our system of internal control over financial reporting; reviews significant accounting matters; reviews quarterly unaudited financial information prior to public release; approves the audited financial statements prior to public distribution; approves our assertions related to internal controls prior to public distribution; reviews any significant changes in our accounting principles or financial reporting practices; reviews, approves and retains the services performed by our independent registered public accounting firm; has the authority and responsibility to evaluate our independent registered public accounting firm; discusses with the independent registered public accounting firm their independence and considers the compatibility of non-audit services with such independence; annually selects and retains our independent registered accounting firm to examine our financial statements; and conducts a legal compliance review. No member of the Audit Committee serves on the audit committees of more than three public companies. The Audit Committee held 1 meeting during 2013. The charter of the Audit Committee is included as Exhibit 4 to this proxy statement.

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Nominations and Corporate Governance Committee

The Nominations and Governance Committee is involved in determining compensation for our Directors. The Nominations and Governance Committee reviews and administers our Directors’ compensation plans, including approval of grants of equity or equity-based awards, and makes recommendations to the Board with respect to compensation plans and equity-based plans for Directors. The Nominations and Governance Committee annually reviews Director compensation in relation to comparable companies and other relevant factors. Any change in Director compensation must be approved by our Board. The Nominations and Governance Committee held 1 meeting during 2013. The charter of the Nominations and Governance Committee is included as Exhibit 5 to this proxy statement.

Consideration of Director Nominees

The policy of the Nominations and Corporate Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors” and “Stockholder Proposals.” In evaluating nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on our Board and to address the membership criteria set forth below under “Board Diversity and Director Qualifications.”

Board Diversity and Director Qualifications

Although there is no specific board diversity policy in place presently, the Nominations and Corporate Governance Committee does consider such factors as it deems appropriate and consistent with our the charter of the Nominations and Corporate Governance Committee and other criteria which may be established by our Board. The Nominations and Corporate Governance Committee’s goal in selecting directors for nomination to our Board is generally to seek to create a well-balanced team that combines diverse experience, skill and intellect of seasoned directors in order to enable us to pursue our strategic objectives. The Nominations and Corporate Governance Committee has not reduced the qualifications for service on our Board to a checklist of specific standards or specific, minimum qualifications, skills or qualities. Rather, we seek, consistent with the vacancies existing on our Board at any particular time and the interplay of a particular candidate’s experience with the experience of other Directors, to select individuals whose business experience, knowledge, skills, diversity and integrity would be considered a desirable addition to our Board and any committees thereof. In addition, the Nominations and Corporate Governance Committee annually conducts an informal review of incumbent Directors in order to determine whether a Director should be nominated for re-election to our Board.

The Nominations and Corporate Governance Committee makes determinations as to Director selection based upon the facts and circumstances at the time of the receipt of the Director candidate recommendation. Applicable considerations include: whether the Nominations and Corporate Governance Committee is currently looking to fill a new position created by an expansion of the number of Directors, or a vacancy that may exist on our Board; whether the current composition of our Board is consistent with the criteria described in our charter; whether the candidate submitted possesses the qualifications that are generally the basis for selection of candidates to our Board; and whether the candidate would be considered independent under the rules of the NYSE and our standards with respect to Director independence.

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Identifying and Evaluating Nominees for Directors

The Nominations and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for Director. The Nominations and Corporate Governance Committee considers the appropriate size of our Board and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominations and Corporate Governance Committee will consider various potential candidates for Director. Candidates may come to the attention of the Nominations and Corporate Governance Committee through current Board members, professional search firms, shareholders or other persons. As described above, the Nominations and Corporate Governance Committee considers properly submitted nominations for candidates for our Board. Following verification of the recommending shareholder’s status, recommendations are considered by the Nominations and Corporate Governance Committee at its next regularly scheduled meeting.

Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Prime Global Capital Group Incorporated

c/o Corporate Secretary

E-5-2, Megan Avenue 1, Block E

Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure

We intend to designate Weng Kung Wong and Liong Tat Teh to serve as executive members of the Board upon re-election to the Board. As the Chief Executive Officer and Chief Financial Officer of the Company, respectively, we believe that Messrs. Wong and Teh will bring to the Board extensive experience and familiarity with our business in particular and its industries generally. We believe this background enhances the role of executive members of the Board in the development of long-term strategic plans and oversight of senior management in the implementation of those plans. We provide independent directors with opportunities to meet in executive sessions without management present at the time of each regular Board meeting and additionally as deemed appropriate or necessary. Because Messrs. Wong and Teh are not independent under NYSE standards, the chair at these executive sessions will rotate among the chairman of the Compensation Committee, the Audit Committee and the Nominating and Governance Committee. We believe that this structure will allow multiple directors to exercise important leadership roles, and will also provide for focused engagement by the Board committees and their chairs in their respective areas of responsibility. We believe that this structure will help facilitate clear and open communications between the Board of Directors and senior management, while providing for active oversight by independent directors. For the above reasons, the Board of Directors believes the current and the prospective leadership structure is appropriate for the Company.

Board’s Role in Risk Oversight

Our management team is primarily responsible for the day-to-day assessment and management of the Company’s risk exposure. The Board of Directors provides oversight in connection with these efforts, with a particular focus on the most significant risks facing us. The Board of Directors believes that communication between the management team and the Board of Directors is essential for both effective risk management and for meaningful oversight. To this end, the Board of Directors meets with our Chief Executive Officer and the other members of our senior management team to discuss strategies, key challenges, and risks and opportunities for us. Management team members make themselves available to the Board of Directors to answer questions regarding the Company’s most significant issues, including risks affecting the Company.

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In order to help facilitate its risk oversight responsibilities, the Board of Directors intends to utilize each of its committees to oversee specific areas of risk that are appropriately related to the committee’s areas of responsibility once such committees are established. The Audit Committee will assist the Board of Directors in discharging its oversight responsibilities in the areas of internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Audit Committee will discuss with management, the internal audit group and the independent auditor guidelines and policies with respect to risk assessment and risk management. The Audit Committee will also discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure. The Compensation Committee will assist the Board of Directors in discharging its oversight responsibilities regarding the risks related to the attraction and retention of personnel as well as the risks associated with the design of compensation programs and arrangements applicable to both executive officers and to all employees. The Nominating and Corporate Governance Committee will establish, monitor and evaluate the implementation of our corporate governance policies. While the Board committees will be responsible for initially monitoring certain risks, the entire Board of Directors will be kept informed of the significant risks facing the Company through management and committee reports about such risks and the steps being taken to mitigate these risks.

Risk Assessment of Compensation Policies and Practices

Our Board of Directors oversees management’s evaluation of whether our employee compensation policies and practices pose any risks that are reasonably likely to have a material adverse effect on the Company. In conducting this evaluation, management reviews our overall compensation structure, taking into account the overall mix of compensation and the overall business risk. Management undertakes such a review periodically and reports to the Board any finding that a risk related to our compensation structure may exist, as well as any factors which may mitigate the risk posed by the particular compensation policy or practice. We have determined that there are currently no risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

Code of Conduct

On February 2, 2012, our Board of Directors adopted a Code of Business Conduct and Ethics applicable to all employees of the Company including the principal executive officer, the principal financial officer and the principal accounting officer. The Board also adopted a separate Code of Ethics for the Chief Executive Officer and Senior Financial Officers, which contains provisions specifically applicable to our Chief Executive Officer and senior financial officers including the Chief Financial Officer. A copy of the Code of Business Conduct and Ethics and Code of Ethics for the Chief Executive Officer and Senior Financial Officer are filed as Exhibit 9 to this Annual Report and are incorporated herein by reference. The Company will provide a copy of its Code of Business Conduct and Ethics and Code of Ethics for the Chief Executive Officer and Senior Financial Officers upon written request addressed to the Secretary of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation philosophy is to create a long-term direct relationship between pay and our performance. Our executive compensation program is designed to provide a balanced total compensation package over the executive’s career with us. The compensation program objectives are to attract, motivate and retain the qualified executives that help ensure our future success, to provide incentives for increasing our profits by awarding executives when corporate goals are achieved and to align the interests of executives and long-term stockholders. The compensation package of our named executive officers consists of two main elements:

1.	base salary for our executives that is competitive relative to the market, and that reflects individual performance, retention and other relevant considerations; and
2.	discretionary bonus awards payable in cash and tied to the satisfaction of corporate objectives.

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Process for Setting Executive Compensation

Our Compensation Committee is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. The Compensation Committee annually reviews and approves for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. The Compensation Committee may award discretionary bonuses to each of the named executives, and reviews and approves the process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, the Compensation Committee reviews and approves the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers.

The Chief Executive Officer periodically provides the Compensation Committee with an evaluation of each named executive officer’s performance, based on the individual performance goals and objectives developed by the Chief Executive Officer at the beginning of the year, as well as other factors. The Compensation Committee provides an evaluation for the Chief Executive Officer. These evaluations serve as the bases for bonus recommendations and changes in the compensation arrangements of our named executives.

Our Compensation Peer Group

We currently engage in informal market analysis in evaluating our executive compensation arrangements. As the Company and its businesses mature, we may retain compensation consultants that will assist us in developing a formal benchmark and selecting a compensation peer group of companies similar to us in size or business for the purpose of comparing executive compensation levels.

Program Components

Our executive compensation program consists of the following elements:

Base Salary

Our base salary structure is designed to encourage internal growth, attract and retain new talent, and reward strong leadership that will sustain our growth and profitability. The base salary for each named executive officer reflects our past and current operating profits, the named executive officer’s individual contribution to our success throughout his career, internal pay equity and informal market data regarding comparable positions within similarly situated companies. In determining and setting base salary, the Compensation Committee considers all of these factors, though it does not assign specific weights to any factor. The Compensation Committee generally reviews the base salary for each named executive officer on an annual basis. For each of our named executive officers, we review base salary data internally obtained by the Company for comparable executive positions in similarly situated companies to ensure that the base salary rate for each executive is competitive relative to the market.

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Discretionary Bonus

The objectives of our bonus awards are to encourage and reward our employees, including the named executive officers, who contribute to and participate in our success by their ability, industry, leadership, loyalty or exceptional service and to recruit additional executives who will contribute to that success.

Each of our named executive officers is eligible for consideration for a discretionary cash bonus. The Chief Executive Officer makes recommendations regarding bonus awards for the named executive officers and the Compensation Committee provides the bonus recommendation for the Chief Executive Officer. However, the Compensation Committee has sole and final authority and discretion in designating to whom awards are made, the size of the award, if any, and its terms and conditions. The bonus recommendation for each of the named executive officers depends on a number of factors, including (i) the performance of the Company for the year, (ii) the satisfaction of certain individual and corporate performance measures, and (iii) other factors which the Compensation Committee may deem relevant. The Company did not award any cash bonuses during fiscal year 2013.

Stock Holdings

The Compensation Committee recognizes the importance of having a portion of the named executive officers’ compensation be paid in the form of equity, to help align the executives’ interests with the interests of the Company’s stockholders. At this point, however, the Compensation Committee has chosen to emphasize the cash-based portion of our compensation program over a stock program because it believes the discretionary nature of the cash-based compensation gives it the needed flexibility to factor in and reward the attainment of longer-term goals for the Company and the executives, as the Compensation Committee deems appropriate.

Accordingly, we encourage, but do not insist on, executive ownership of our common stock. Methods of supporting ownership include turning to executives to support the financing needs of the Company. We have historically allowed our named executives to participate in private placements of the Company’s securities on the same terms and conditions as other investors. During fiscal year 2012, our Chief Executive Officer invested approximately US $20,890,272 into the Company resulting in a beneficial ownership of 54,811,085 shares of common stock, or approximately 10.69% of our issued and outstanding common stock. Our executive officers did not purchase any of our securities during fiscal year 2013. We believe that this practice achieves the dual goals of meeting the Company’s financing needs and aligning our executives’ interests with the interests of our stockholders.

We have not timed nor do we plan to time our release of material non-public information for the purpose of affecting the value of executive compensation.

Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended October 31, 2013, 2012 and 2011 to (i) our Chief Executive Officer (principal executive officer), (ii) our Chief Financial Officer (principal financial officer), (iii) our three most highly compensated executive officers other than the principal executive officer and the principal financial officer who were serving as executive officers on October 31, 2013, whose total compensation was in excess of $100,000, and (iii) up to two additional individuals who would have been within the two-other-most-highly compensated but were not serving as executive officers on October 31, 2013.

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards		Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total (1)
Weng Kung Wong	2013	$108,696	$0	$0		$0	$0	$0	0		$108,696
Chief Executive	2012	$109,392	$0	$0		$0	$0	$0	$0		$109,392
Officer and President	2011	$37,120	$0	$35,000	(2)	$0	$0	$0	$120,987	(3)	$193,107
Liong Tat Teh	2013	$43,350	$0	$0		$0	$0	$0	$0		$43,350
Chief Financial	2012	$42,528	$0	$0		$0	$0	$0	$0		$42,528
Officer	2011	$13,603	$0	$23,333	(2)	$0	$0	$0	$0		$36,936

(1)	All cash compensation was paid in Malaysian Ringgit, our functional currency. The Malaysian Ringgit was converted into United States Dollars using the exchange rate prevailing at the dates of payment at an average annualized rate of 3.13313, 3.1132 and 3.0582 for fiscal years ended October 31, 2013, 2012 and 2011, respectively.
(2)	Pursuant to theerms of certain employment agreements which were superseded by the current employment agreements, the Company issued to Messrs. Wong and Teh an aggregate of 92,175 shares of our common stock as set forth below in lieu of cash compensation for services rendered during the quarters ended April 30, 2011 and July 31, 2011:

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Name	Shares of Common Stock	Price Per Share	Total Shares Issued
Weng Kung Wong	26,511 28,794	$0.1886 $1.0418	55,305

Liong Tat Teh	17,674 19,196	$0.1886 $1.0418	36,870

(3)	Mr. Wong received MYR 370,000, or approximately US$120,987, in connection with rendering consulting services to Legend Venture Pte. Ltd. on behalf of the Company.

Narrative disclosure to Summary Compensation

Each of our executive officers are parties to an employment agreement with UHT, our subsidiary, dated July 19, 2011, or the Employment Agreements. Pursuant to the terms of the Employment Agreements, the executive officers will receive the annual base salaries set forth below, retroactive July 1, 2011:

Name	Annual Salary
Weng Kun Wong	MYR 340,560 or US$109,392
Liong Tat Teh	MYR 124,800 or US$40,087
Sek Wong Fong	MYR 46,200 or US$14,840

Each executive officer may terminate his or her respective employment agreement by giving two months prior written notice or, in lieu of such notice, electing to immediately terminate and receive a sum equal to two months salary. UHT may terminate each Employment Agreement by giving 24 hours prior written notice in the event of any gross misconduct, criminal activities committed by the employee, or serious default or breach by the employee of any terms of his or her respective employment agreement or the rules and regulations of UHT.

Each executive officer also executed a noncompetition and nondisclosure agreement containing non-solicitation obligations that survive the termination of the agreement for a period of two years, confidentiality obligations and other obligations relating to employee inventions by the executive.

The foregoing descriptions of the Employment Agreements are qualified in their entirety by reference to such agreements which are filed as Exhibits 6, 7 and 8 to this proxy statement, respectively, and are incorporated herein by reference.

Our executive officers are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with their services on our behalf.

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Equity Awards

There are no options, warrants or convertible securities outstanding. At no time during the last fiscal year with respect to any of any of our executive officers was there:

•	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;
•	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
•	any option or equity grant;
•	any non-equity incentive plan award made to a named executive officer;
•	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
•	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

Compensation of Directors

During our fiscal year ended October 31, 2013, we did not provide compensation to any of our employee directors for serving as our director. We currently have no formal plan for compensating our employee directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time.

Non-Employee Director Fees

Our Compensation Committee and Board determines the form and amount of compensation for our non-employee directors based on informal surveys of similar companies and the amount necessary to attract and retain such directors. For the fiscal year ended October 31, 2013, we paid each of our non-employee directors as follows:

Name	Fees earned or paid in cash* ($)		Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)
Amirrudin Bin Che Embi	$11,490	*	–	–	–	–	–	$11,490

Peijin Wu Harrison	$30,000		–	–	–	–	–	$30,000

Ee Ring Yap(1)	$11,490	*	–	–	–	–	–	$11,490

*	All fees were paid in Malaysian Ringgit, our functional currency. The Malaysian Ringgit was converted into United States Dollars using the exchange rate prevailing at the dates of payment at an average annualized rate of 3.13313 for fiscal year ended October 31, 2013.
(1)	Ms. Yap resigned from her position on our Board of Directors effective November 1, 2013. The vacancy was filled by Poh Chai Ham on November 1, 2013.

Directors who are residents of Malaysia receive a monthly retainer in the amount of RM 3000. Ms. Harrison, our director who is a U.S. resident, receives a monthly retainer in the amount of $2500. All directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Compensation Committee may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

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Compensation Committee Interlocks and Insider Participation

Dato’ Amiruddin Bin Che Embi, Peijin W. Harrison and Ee Ring Yap served on our Compensation Committee during fiscal year ended October 31, 2013. Effective November 1, 2013, Ms. Yap resigned from her positions as a director and member of the Compensation, Audit and Nominations and Corporate Governance Committees. Poh Chai Ham was appointed to fill all vacancies created by her resignation, effective November 1, 2013.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this report with management. Based on its review and discussion with management, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this proxy statement. The material in this report is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Submitted by members of the Compensation Committee:

Dato’ Amiruddin Bin Che Embi

Peijin W. Harrison

Poh Chai Ham

CHANGES IN OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; FEES

On November 14, 2011, our Board of Directors approved the engagement of Borgers & Cutler CPAs PLLC as our new independent registered public accounting firm. HKCMCPA Company Limited (“HKCM”), our former independent registered public accounting firm, was dismissed as our independent registered public accounting firm simultaneous with the engagement of Borgers & Cutler CPAs PLLC by us on November 14, 2011. HKCM, however, continues to be retained by us to assist us in compiling our financial statements.

HKCM’s reports on our consolidated financial statements for the two years ended March 31, 2010 and 2009, and the seven month period ended October 31, 2010, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal years ended March 31, 2010 and 2009, and the seven month period ended October 31, 2010, and through November 14, 2011, there were no disagreements between us and HKCM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of HKCM, would have caused HKCM to make reference to the matter in their report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended March 31, 2010 and 2009, and the seven month period ended October 31, 2010, or through November 1, 2011.

We requested HKCM to furnish us with a letter addressed to the SEC stating whether HKCM agrees with the above statements. A copy of HKCM’s letter is attached as Exhibit 10 to this proxy statement.

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During the fiscal years ended March 31, 2010 and 2009, and the seven month period ended October 31, 2010, and through November 14, 2011, neither the Company nor anyone acting on its behalf consulted Borgers & Cutler CPAs PLLC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Borgers & Cutler CPAs PLLC did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with HKCM on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of HKCM, would have caused HKCM to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

On March 1, 2013, the Board of Directors of Prime Global Capital Group Incorporated, a Nevada corporation (“we” or “us”), approved the dismissal of Borgers & Cutler CPA’s PLLC (“B&C”) as our independent accountant due to the dissolution of B&C. B&C audited our consolidated financial statements for the fiscal years ended October 31, 2012 and 2011, and reviewed our financial statements for the related interim periods. Concurrently therewith, we retained the firm of BF Borgers CPA PC (“Borgers PC”), to audit our financial statement for our fiscal year ending October 31, 2013.

In connection with the audit of our financial statements as of and for the fiscal years ended October 31, 2012 and 2011, there were no disagreements with B&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of B&C, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended October 31, 2012 and 2011.

The audit report of B&C on our consolidated financial statements as of and for the years ended October 31, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except with respect to the audit report for the year ended October 31, 2011, which stated as follows:

“In our opinion, because of the effect of the material weakness described above on the achievement of the objectives of the control criteria, Prime Global Capital Group Incorporated has not maintained effective internal control over financial reporting as of October 31, 2011, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).”

We have requested that B&C furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 11.

During the fiscal years ended October 31, 2012 and 2011, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Borgers PC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Borgers PC did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with B&C on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of B&C, would have caused B&C to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Our stockholders are being asked to ratify the appointment of Borgers PC to serve as our independent registered public accounting firm for the fiscal year ending October 31, 2014. A representative of Borgers PC is not expected to be present at the annual meeting.

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Fees Billed by Our Independent Registered Public Accounting Firms

All audit work relating to fiscal year ended October 31, 2013 was performed by BF Borgers CPA PC.

Our Board of Directors established the Audit Committee on April 19, 2012. Prior to that time, the functions customarily delegated to an audit committee were performed by our full Board of Directors, which approved in advance, all services performed by its auditors. Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence, and has approved such services.

The following table sets forth fees billed by our auditors during the last two fiscal years for services rendered for the audit of our annual consolidated financial statements and the review of our quarterly financial statements, services by our auditors that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported as audit fees, services rendered in connection with tax compliance, tax advice and tax planning, and all other fees for services rendered.

	October 31, 2013	October 31, 2012

Audit fees(1)	$79,000	$68,500

Audit related fees(2)	28,000	43,000

Tax fees	–	–

All other fees	–	–

_________________________

(1) Audit Fees represent fees for professional services provided in connection with the audit of our consolidated annual financial statements and review of the quarterly financial statements and internal controls over financial reporting, and audit services in connection with statutory or regulatory filings, consents or other SEC matters.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” In fiscal 2013 and 2012, this category consisted of fees billed by HKCM in connection with compiling the Company’s financial statements for fiscal 2013 and 2012.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10K for the year ended October 31, 2013.

Submitted by members of the Audit Committee:

Peijin W. Harrison

Dato’ Amiruddin Bin Che Embi

Poh Chai Ham

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PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board of Directors has approved the persons named below as nominees for election to our Board of Directors. All persons named below presently serve as directors. Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Weng Kung Wong, age 41, our Chief Executive Officer and Director since 2010, founded Mobile Wallet Sdn. Bhd., MWSB, one of the first Malaysian m-commerce companies, in 2004 and currently serves as its Executive Director and Chief Executive Officer. Prior to founding MWSB, Mr. Wong served as an Agency Unit Manager of MAA Insurance from April, 2001 to November, 2003. From January, 2000 to April, 2001, he was the Marketing Director of Spider Holding Sdn. Bhd., an herb products distribution company. Mr. Wong began his professional career in 1995 with Forever Living Products, a health products multilevel marketing company, where he spent four years in positions of accelerating responsibility in the areas of business development and marketing. Mr. Wong obtained a bachelor’s degree in Management Information Systems from the National Central University of Taiwan in 1995. As our Chief Executive Officer, Mr. Wong brings to our Board of Directors knowledge of our operations and history, business leadership, corporate strategy and entrepreneurial expertise.

Liong Tat Teh, age 54, our Chief Financial Officer and Director since 2010, has more than 27 years’ of professional accounting and financial experience. Mr. Teh is currently the Financial Controller of MW Group, a now dormant company. Prior to joining MW Group in February, 2008, Mr. Teh served as the Financial Controller of Ikhmas Jaya Sdn. Bhd., a construction and civil engineering company, from February, 1995 to January, 2008. From June, 1993 to February, 1995, Mr. Teh was a Group Accountant of Mitrajaya Holding Bhd., a construction engineering company. Prior to joining Mitrajaya Holding Bhd., Mr. Teh was a Finance Manager for Vorwerk (M) Sdn. Bhd., a Malaysian subsidiary of Vorwerk International based in Germany, a distributor of household appliances, from December, 1992 to June, 1993. From March, 1989 to December, 1992, Mr. Teh worked as Accountant at Tasima Footwear Sdn Bhd. Mr. Teh graduated from Kolej Tunku Abdul Rahman Malaysia in 1983 with a Diploma in Cost and Management Accounting, and attained a fellowship at the Chartered Institute of Management Accountants of United Kingdom. Mr. Teh has been a Chartered Accountant registered with Malaysian Institute of Accountants since 1995. Mr. Teh brings to the Board of Directors business leadership, corporate strategy, accounting and financial expertise.

Amiruddin Bin Che Embi, aged 67, joined our Board of Directors on April 12, 2012. He is the President of the Malaysian Rugby Union and Kedah Rugby Union and the Honorary Secretary of the Royal Kedah Club. Since December 2009, he has served on the board of directors of Etika Kawalan Sd. Bhd., a security solutions company. From 2005 to 2009, Mr. Embi served on the board of directors of Tahan Insurance Malaysia Berhad. Dato’ Amir led an illustrious career at the Royal Malaysian Police for 37 years before retiring in 2004. He has been recognized with numerous medals, honors and awards for his contributions to the state, including: Pingat Jasa Kebaktian (PJK) (1975); Pingat Cemerlang Kedah (PCK) (1976); Ahli Mangku Negara (AMN) (1978); Bintang Cemerlang Kedah (BCK) (1983); Pingat Kelakuan Terpilih (PKT) (1989); Pingat Setia Kelantan (PSK) (1997); Dato’ Setia Pangkuan Negeri (DSPN) (1998); Dato’ Setia DiRaja Kedah (DSDK) (2000); Pahlawan Setia Pasukan Polls (PSPP) (2001); Dato’ Pahlawan Tamin Sari (DPTS) (2002); and Darjah Gemilang Mahkota Kedah (2008). Dato’ Amir brings to the Board of Directors his deep insight, knowledge and experience in working with numerous governmental agencies and experience and service of serving on other boards.

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Peijin Wu Harrison, aged 56, joined our Board of Directors on April 12, 2012. She is a partner and the International Services Group practice leader at Mellen, Smith & Pivoz, an accounting and advisory firm, where she advises Asian cross-border companies on U.S. accounting, auditing, and taxation matters. Ms. Harrison joined Mellen, Smith & Pivoz PLC in 1998 and became a partner in 2007. Ms. Harrison is a member of the Michigan Association of Certified Public Accountants, the American Institute of Certificate Public Accountants and the China General Chamber of Commerce USA - Detroit Auto Committee. Ms. Harrison brings to the Board of Directors accounting, auditing, finance, tax and international business experience.

Poh Chai Ham, 33, joined our Board of Directors on November 1, 2013. He is a partner at Leong & Co., and specializes in contract and banking law.  Poh Chai Ham joined Leong & Co. since December 2011. Prior to that time, Poh Chai Ham was in full time study for his law degree. Poh Chai Ham received his L.L.B. law degree (with honors) from Multimedia University, Ayer Keroh Melaka in 2011.  Upon graduation, Poh Chai Ham chambered with Leong & Co. Upon completion of his pupilage, Poh Chai Ham was admitted as an Advocate & Solicitor of the High Court of Malaya in 2013. Thereafter he became a partner in Leong & Co. Poh Chai Ham brings to the Board of Directors legal insight and expertise in contract and banking law.

Our Board of Directors unanimously recommends that you vote “FOR” all of the nominees listed above.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed B F Borgers CPA PC, an independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending October 31, 2014, subject to stockholder approval. A representative of B F Borgers CPA PC is not expected to be present at the annual meeting.

Borgers & Cutler CPAs PLLC’s principal function is to audit management’s assessment of the effectiveness of our internal control over financial reporting and our consolidated financial statements and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the financial statements included in our quarterly reports.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of B F Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending October 31, 2014.

STOCKHOLDER PROPOSALS

Proposals by stockholders intended to be presented at the 2014 annual meeting of stockholders, to be considered for inclusion in our proxy statement for that annual meeting, must be personally delivered or mailed and received, as required by our Amended and Restated By-Laws, at the principal offices of the corporation not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year), to the attention of the Corporate Secretary as follows: Corporate Secretary, E-5-2, Megan Avenue 1, Block E, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia.

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With respect to any proposal by a stockholder not seeking to have its proposal included in the proxy statement but seeking to have its proposal considered at the 2014 Annual Stockholders Meeting, if that stockholder fails to notify us of its proposal in the manner set forth above, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the 2014 annual meeting, notwithstanding that stockholders have not been advised of the proposal in the proxy statement for the 2014 annual meeting. Any stockholder proposals must comply in all respects with Rule 14a-8 of Regulation 14A and other applicable rules and regulations of the SEC.

In order for a stockholder to bring other business before a stockholder meeting, timely notice must be received by us within the time limits described in the immediately preceding paragraph. The stockholder’s notice must contain:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;
•	the name and record address of the shareholder proposing such business;
•	the class and number of shares of the corporation which are beneficially owned by the shareholder;
•	a description of any material interest of such shareholder in such business;
•	a representation that such shareholder intends to appear in person or by proxy at the meeting to bring such business before the meeting; and
•	any other information required by law.

Our amended bylaws provide that a stockholder entitled to vote for the election of our directors may nominate persons for election to our Board of Directors by delivering written notice to our corporate secretary. With respect to an election to be held at an annual meeting of stockholders, such notice generally must be delivered not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).

The stockholder’s notice must include:

(a) as to each person whom the stockholder proposes to nominate for election or re-election as a director,

•	the name, age, business address and residence address of the person;
•	the principal occupation or employment of the person;
•	the class and number of shares of the corporation which are beneficially owned by the person;
•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and

(b) as to the stockholder giving the notice,

•	the name and record address of the stockholder; and
•	the class and number of shares of the corporation which are beneficially owned by the stockholder.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director of the corporation.

Because the 2014 annual meeting is to be held on May 20, 2014, which is more than 30 days after the date of our 2013 annual meeting, our corporate secretary must receive written notice of a stockholder proposal to be acted upon at the 2014 annual meeting not later than the close of business on February 24, 2014, nor earlier than the close of business on January 24, 2014.

The requirements found in our amended and restated bylaws are separate from and in addition to the requirements of the Securities and Exchange Commission that a stockholder must meet to have a proposal included in our proxy statement. We will furnish any stockholder desiring a copy of our amended bylaws without charge by writing to our corporate secretary as described in “Voting and Revocation of Proxies.”

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EXHIBITS

Exhibit No.	Description
1	Tenancy Agreement dated April 1, 2014, by and between PGCG Assets Holdings Sdn. Bhd. and Union Hub Technology Sdn. Bhd.*
2	Tenancy Agreement dated April 1, 2014, by and between PGCG Assets Holdings Sdn. Bhd. and PGCG Development Sdn. Bhd.*
3	Compensation Committee Charter (1)
4	Audit Committee Charter (1)
5	Nominations and Corporate Governance Committee Charter (1)
6	Letter of Appointment dated July 19, 2011, by and between Union Hub Technology Sdn. Bhd. and Weng Kung Wong (2)
7	Letter of Appointment dated July 19, 2011, by and between Union Hub Technology Sdn. Bhd. and Liong Tat Teh (2)
8	Letter of Appointment dated July 19, 2011, by and between Union Hub Technology Sdn. Bhd. and Sek Fong Wong (2)
9	Code of Business Conduct and Ethics (3)
10	Consent of HKCMCPA Company Limited*
11	Consent of Borgers & Cutler CPA’s PLLC*

* Filed herewith.

(1)	Incorporated by reference from Exhibits 99.1, 99.2 and 99.3 to Current Report on Form 8-K filed with the Securities and Exchange on April 26, 2012.
(2)	Incorporated by reference from our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2011.
(3)	Incorporated by reference from our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2012.

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2014

PRIME GLOBAL CAPITAL GROUP INCORPORATED

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 21, 2014
Date: May 20, 2014 **Time:** 9:00 AM LST
Location: Dewan Berjaya, Bukit Kiara
Equestrian & Country Resort
Jalan Bukit Kiara,
Off Jalan Damansara
60000 Kuala Lumpur, Malaysia

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Weng Kung Wong   02 Liong Tat Teh   03 Amiruddin Bin Che Embi   04 Peijin W. Harrison   05 Ham Poh Chai

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In their discretion, the proxy holders are authorized to vote upon such other business and matters as may properly come before the annual meeting.

0000209053_1   R1.0.0.51160

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Annual Meeting of Shareholders
May 20, 2014 9:00 AM Malaysia Standard Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Weng Kung Wong and Liong Tat Teh, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PRIME GLOBAL CAPITAL GROUP INCORPORATED that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at Dewan Berjaya, Bukit Kiara Equestrian & Country Resort Jalan Bukit Kiara, Off Jalan Damansara, 60000 Kuala Lumpur, Malaysia, on Tuesday, May 20, 2014, at 9:00 a.m., Malaysia Standard Time (GMT +8), and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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